EXHIBIT 99.1

Penton Media, Inc. Stockholders Meeting May 16, 2006

Important Notice This presentation contains information relating to Penton Media, Inc. that are "forward- looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the "safe harbor" created by those sections. Although Penton believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Actual results or events may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to, Penton's ability to expand its eMedia and events businesses and other factors contained in Penton's most recent quarterly report on Form 10-Q and annual report on Form 10-K, as well as its other filings with the Securities and Exchange Commission.

Our Continuing Turnaround... ....and transformation from a publishing business to an integrated media company

The Path...Review/Update of Our Six-Point Strategy Focus on the tripod Interdependence of print/online/in-person/custom and data Continue vigorous eMedia expansion Critical leg of the stool for Penton's future success Leverage powerful print brands Trust, reputation and community of key properties Be THE community builders in all our sectors Online interaction, transactions, communication Focus on renewal of our corporate culture Culture of imagination, celebrate the individual Vigilant management of corporate costs

Adjusted EBITDA* '03A 24.6 '04A 33.4 '05# 40.8 2005 Financial Review Revenue '03A 188.7 '04A 194.8 '05E 192.9 '04 '03 '04 $194.8 $188.7 $192.8 '05 $40.9 $33.5 $24.6 '03 '05 *Reconciliation follows in the presentation

2003 Events 20.9 9.5 69.6 2003 Events 0.171 0.067 0.762 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Publishing 69.6% Publishing 76.2% Focus on The Tripod Events 20.9% Events 17.1% Online 9.5% Online 6.7% Percent of Total Revenues 2005 2003

'03 '04 '05 East 12.6 15.6 18.4 $12.6M $15.6M $18.4M % of Penton Revenue: 7% 8% 10% eMedia Revenues 23% 18% 2% eMedia Growth Continues

Building Community in All Our Markets 2004 2005 Var. % Growth Page Views 143.6M 161.9M 18.3M 13% Unique Views 36.6M 43.2M 7.6M 18% Events Revenues $37.8M $40.2M $2.4M 6% Roadshow Revenues $3.5M $4.8M $1.3M 37% Webcast Revenues $3.1M $3.7M $.6M 19% Custom Revenues (est.) $7.8M $10.0M $2.2M 28%

Vigilant Corporate Expense Management '03 '04 '05 18.6 16.4 14.1 $18.6M $16.4M $14.1M Corporate Costs 14% 12%

2006 Operational Focus

Continue to Aggressively Build eMedia Business Pursue vertical search, increase discussion features, offer more "social networking" opportunities Increase training/education to fuel innovation Invest in product development, partnerships, acquisitions HVAC-talk Welding Web MSD2D

Leverage and Increase Brand Relationships Electronics Design Engineering Machine Design Food/Retail New Hope IndustryWeek Business Finance American Machinist

Invigorate Our In-print Business Content innovation ID unique ways to serve our markets' information and community needs Integrated media selling techniques and strategies

Develop Our In-person Business

Strategic Acquisitions Highly synergistic to key markets Target online and events Bring talented people Seamless integration Attractive price

Continue Progress in Reinvigorating our Company Creating B2B media company of tomorrow Culture of innovation and imagination

2005 2006 ebitdA 15 18 2004 2005 Adj. EBITDA 52.8 53.3 Adj. EBITDA* $52.8M $53.3M $15.5M 2005 2006 REVENU 53.3 54.3 $53.3M $54.3M $15.5M $17.2M + 1.8% Revenue Margin 29.1% 31.7% * Reconciliation follows in this presentation Financial Success is Building: Q1 2006 Results + 11.1%

Penton Media, I n c. Reconciliation of Net Income (Loss) to Adjusted EBITDA (in thousands) Years Ended December 31, 2005 2004 2003 Net loss $ (8,422) $ (67,191) $ (93,131) Interest expense 39,537 40,005 41,581 Interest income (241) (207) (437) Provision (benefit) for income taxes 1,901 (792) 6,947 D epreciation and amortization 6,611 8,009 10,457 EBITDA 39,386 (20,176) (34,583) Loan and Security Agreement adjustments: Restructuring and other charges 906 6,079 5,205 Provision for loan impairment - 1,717 7,600 Impairment of assets (includin g goodwill) - 34,466 39,913 Executive separation costs 154 2,728 - Non - cash compensation 21 733 1,372 Discontinued operations, net of taxes 2,959 8,035 4,199 Gain on extinguishment of debt (2,732) - - Other, net 175 (40) 929 Adjusted EBITDA $ 40,869 $ 33,542 $ 24,635 18 *Adjusted EBITDA, which we define as net income (loss) before interest, taxes, depreciation and amortization, non-cash compensation, restructuring and other charges (credits), executive separation costs, discontinued operations, and other non-operating items, is a non-GAAP financial measure that is presented not as a measure of operating results, but rather as a measure of our ability to service debt. It should not be construed as an alternative to either income/loss before income taxes, or cash flows from operating activities.

*Adjusted EBITDA, which we define as net income (loss) before interest, taxes, depreciation and amortization, non-cash compensation, restructuring and other charges (credits), executive separation costs, discontinued operations, and other non-operating items, is a non-GAAP financial measure that is presented not as a measure of operating results, but rather as a measure of our ability to service debt. It should not be construed as an alternative to either income/loss before income taxes, or cash flows from operating activities.

Penton Media, Inc. Stockholders Meeting